Prospectus Supplement – November 8, 2012*

Fund	Prospectus date
Columbia Income Builder Fund	June 1, 2012

The following changes with respect to Table 1. Investment Category Ranges by Fund under “Principal Investment Strategies of the Fund” in the More Information About the Fund section of the prospectus have been made:

References to Columbia 120/20 Contrarian Equity Fund and Columbia Global Extended Alpha Fund as underlying funds have been deleted.

Columbia Strategic Investor Fund has been renamed to Columbia Global Dividend Opportunity Fund and moved from the U.S. Large Cap investment category to the International Developed Equities investment category.

The rest of this section remains the same.

The following changes with respect to Appendix A – Underlying Funds – Investment Objectives and Strategies have been made:

References to Columbia 120/20 Contrarian Equity Fund and Columbia Global Extended Alpha Fund as underlying funds have been deleted from the appendix.

References to Columbia Strategic Investor Fund have been changed to reflect the following:

Columbia Global Dividend Opportunity Fund

The Fund seeks total return, consisting of current income and capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets in income-producing (dividend-paying) equity securities of U.S. and foreign companies. Equity securities include, for example, common stock, preferred stock, convertible securities and shares of real estate investment trusts (REITs). The Fund invests principally in securities of companies that the Investment Manager believes are attractively valued and have the potential for long-term growth. Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities, including securities of companies in emerging market countries. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments.

The rest of this section remains the same.

*Valid until next update.

S-6413-4 A (11/12)